Exhibit 32.01

CERTIFICATION OF CHIEF EXECUTIVE OFFICER,
AS REQUIRED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002.

I, Alex Chriss, hereby certify pursuant to 18 U.S.C. Section 1350 adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

(i) The accompanying annual report on Form 10-K for the year ended December 31, 2024 fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

(ii) The information contained in such report fairly presents, in all material respects, the financial condition and results of operations of PayPal Holdings, Inc.

/s/ Alex Chriss
Alex Chriss
President, Chief Executive Officer and Director
(Principal Executive Officer)
Date: February 4, 2025

The foregoing certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of this report.